SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                         Volt Information Sciences, Inc.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)


           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11
         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                         VOLT INFORMATION SCIENCES, INC.
                              560 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10022-2928

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  APRIL 9, 2004

TO THE SHAREHOLDERS OF
VOLT INFORMATION SCIENCES, INC.

         The Annual Meeting of Shareholders of Volt Information Sciences, Inc. (the "Company") will be held at the First Floor Atrium, Volt Corporate Park, 2401 N. Glassell Street, Orange, CA 92865, on Friday, April 9, 2004, at 10:00 a.m., Pacific time, to consider the following:

         1. The election of four Class I directors to serve until the 2006 Annual Meeting of Shareholders and until their respective successors are elected and qualified;

         2. The election of one Class II director to serve until the 2005 Annual Meeting of Shareholders and until her successor is elected and qualified;

         3. A proposal to ratify the action of the Audit Committee of the Board of Directors in appointing Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 2004; and

         4. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on February 20, 2004 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to be present, kindly fill out and sign the enclosed Proxy exactly as your name appears on the Proxy, and mail it promptly in order that your vote can be recorded. A return envelope is enclosed for your convenience and requires no postage if mailed within the United States. The giving of this Proxy will not affect your right to vote in person in the event that you find it convenient to attend the meeting.

                                        By Order of the Board of Directors

                                              Jerome Shaw, Secretary

New York, New York
March 1, 2004

                         VOLT INFORMATION SCIENCES, INC.
                              560 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10022-2928

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement, to be mailed on or about March 1, 2004, is furnished in connection with the solicitation by the Board of Directors of Volt Information Sciences, Inc., a New York corporation (the "Company" or "Volt"), of Proxies in the accompanying form ("Proxy" or "Proxies") for use at the Annual Meeting of Shareholders of the Company to be held on April 9, 2004 and at any adjournments or postponements thereof (the "Annual Meeting").

         Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on February 20, 2004 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, there were issued and outstanding 15,222,675 shares of Common Stock of the Company. Each issued and outstanding share of Common Stock on that date is entitled to one vote upon each matter to be acted upon at the Annual Meeting. The presence, in person or by proxy, of at least 35% of the total issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

         All Proxies received will be voted in accordance with the specifications made thereon. Proxies received without specification on a matter will be voted as follows on that matter: (a) for the election of all nominees named herein to serve as directors, and (b) in favor of the proposal to ratify the appointment of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for the Company's fiscal year ending October 31, 2004 ("fiscal 2004"). Management does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no other matters to come before the Annual Meeting. If any other matters or motions come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on those matters or motions, including any matter dealing with the conduct of the Annual Meeting. Proxies may be revoked at any time prior to their exercise by written notification to the Secretary of the Company at the Company's principal executive offices located at 560 Lexington Avenue, New York, New York 10022-2928, by voting at the Annual Meeting or by submitting a later dated proxy.

         The Company maintains a Savings Plan (the "Savings Plan") in which separate accounts are maintained for Common Stock held under the Employee Stock Ownership Plan (the "ESOP Account") and 401(k) Plan (the "401(k) Account") features of the Savings Plan. Subaccounts are maintained for each participant under the ESOP Account and 401(k) Account. Separate Proxies are being transmitted to each employee of the Company who is a participant in the Savings Plan. Shares held in a participant's subaccounts will be voted by the trustee of the Savings Plan as directed by the participant in a signed Proxy for Savings Plan participants which is timely returned to the Savings Plan's trustee or its designee. Shares as to which the Savings Plan trustee does not receive a timely direction will be voted by the trustee as directed by the administrator of the Savings Plan in such manner as the Savings Plan administrator deems proper in its fiduciary capacity for the benefit of the Savings Plan and its participants.

         A plurality of votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee to serve as a director. The affirmative vote of a majority of votes cast at the Annual Meeting in person or by proxy is required to ratify the selection of Ernst & Young as the Company's independent auditors for fiscal 2004. Votes withheld, in the case of the election of directors, and abstentions and any broker non-votes with respect to the ratification of independent auditors, are not considered votes cast with respect to that matter and, consequently, will have no effect on the vote on that matter, but are counted in determining a quorum.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS, MANAGEMENT AND NOMINEES

         The following table sets forth information, as of February 16, 2004 (except as described in the footnotes to the following table), with respect to the beneficial ownership of Common Stock, the Company's only class of voting or equity securities, by (a) each person who is known to the Company to own beneficially more than five percent of the outstanding shares of Common Stock,
(b) each of the executive officers named in the Summary Compensation Table contained under "Executive Compensation", (c) each of the directors of the Company, including nominees to serve as directors, and (d) executive officers and directors as a group:

NAME AND ADDRESS                                    AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP (1)           PERCENT OF CLASS (2)
-------------------                                ------------------------           --------------------
William Shaw                                           3,595,408 (3) (4)                     23.6%
560 Lexington Avenue
New York, NY 10022-2928

Jerome Shaw                                            3,201,855 (3) (5)                     21.0%
2401 N. Glassell Street
Orange, CA 92665

Dimensional Fund Advisors Inc.                         1,345,700 (6)                          8.8%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Royce & Associates, LLC                                  814,000 (7)                          5.2%
1414 Avenue of the Americas
New York, NY 10019

Thomas Daley                                              16,457 (3)                          *
James J. Groberg                                          34,084 (3)                          *
Steven A. Shaw                                           317,398 (3)                          2.1%
Howard B. Weinreich                                       38,922 (3)                          *
Lloyd Frank                                               10,529 (8)                          *
Bruce G. Goodman                                         126,152 (9)                          *
Mark N. Kaplan                                            10,500 (3)                          *
Irwin B. Robins                                           32,594 (3)                          *
William H. Turner                                          1,000                              *
Theresa A. Havell                                             --                              *

All executive officers and directors as a              7,413,769 (10)                        48.0%
group (15 persons, including the foregoing)

-------------------------
(1) Except as noted, the named beneficial owners have sole voting and dispositive power with respect to their beneficially owned shares. Shares beneficially owned include shares held in the executive officer's ESOP Account and 401(k) Account.

(2) Asterisk indicates less than 1%. Shares reflected as owned by a person that are not outstanding but that are issuable upon exercise of the portion of options held by such person that are exercisable on or within 60 days after February 16, 2004 are considered outstanding for the purpose of computing the percentage of outstanding Common Stock that would be owned by that person if the options were exercised, but (except for the calculation of the beneficial ownership by all executive officers and directors as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(3) Includes the following shares issuable upon the exercise of the portion of options granted by the Company that are exercisable on or within 60 days after February 16, 2004: William Shaw, 45,000 shares; Jerome Shaw, 45,000 shares; Thomas Daley, 15,250 shares; James J. Groberg, 32,500 shares; Steven A. Shaw, 30,000 shares; Howard B. Weinreich, 17,000 shares; Irwin B. Robins, 25,000 shares; and Mark N. Kaplan, 7,500 shares.

(4) Includes (i) 1,500,000 shares owned by Mr. Shaw as trustee under a trust for his benefit and (ii) 99,561 shares owned by Mr. Shaw as sole trustee of a trust for the benefit of his wife as to which shares Mr. Shaw disclaims beneficial ownership.

(5) Includes (i) 1,886,230 shares owned by Mr. Shaw and his wife as trustees of a revocable trust for their benefit or as community property, as to which shares they may be deemed to have shared voting and investment power (pursuant to the terms of the trust, Mr. Shaw may demand that the shares in trust be transferred to him at any time),
         (ii) 1,000,000 shares owned by Mr. Shaw as trustee under two trusts, one for his benefit and the other for the benefit of one of his children, (iii) 236,250 shares owned by Mr. Shaw and his wife as trustees of a trust for the benefit of one of their children, as to which shares Mr. and Mrs. Shaw may be deemed to have shared voting and investment power (the inclusion of which 236,250 shares is not an admission of beneficial ownership of those shares by Mr. Shaw) and (iv) 6,750 shares owned by Mr. Shaw's wife as to which shares Mr. Shaw disclaims beneficial ownership.

(6) Based on information as of December 31, 2003 contained in a Schedule 13G amendment dated February 6, 2004 which indicates that Dimensional Fund Advisors Inc., an investment advisor, has sole voting and investment power as to these shares which are owned by investment funds as to which it furnishes investment advice and serves as investment manager, but as to which it disclaims beneficial ownership.

(7) Based on information as of December 31, 2003 contained in a Schedule 13G dated February 9, 2004 which indicates that Royce & Associates, LLC., an investment advisor, has sole voting and investment power as to these shares.

(8) Includes 2,529 shares owned by Mr. Frank's wife, as to which Mr. Frank disclaims beneficial ownership.

(9) Includes (i) 1,400 shares owned by Mr. Goodman as custodian for his children, (ii) 98,990 and 8,054 shares owned by Mr. Goodman's wife, individually, and as custodian for one of her children, respectively, and (iii) 7,654 shares owned by Mr. Goodman's wife as custodian for their child, as to all of which shares Mr. Goodman disclaims beneficial ownership.

(10) Includes (i) 239,250 shares issuable upon the exercise of the portion of options granted by the Company that are exercisable on or within 60 days after February 16, 2003 and (ii) the shares described in footnotes 4, 5, 8 and 9.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors presently consists of nine directors (however, in order to comply with the Sarbanes-Oxley Act of 2002 and the current listing rules of the New York Stock Exchange, the Board of Directors has determined to reduce that number to seven), divided into two classes. The terms of office of Class I and Class II directors expire at the 2004 and 2005 Annual Meetings of Shareholders, respectively. At each annual meeting, directors are chosen to succeed those in the class whose term expires at that annual meeting to serve for a term of two years each and until their respective successors are elected and qualified. Each of the present directors of the Company was elected by the Company's shareholders. As a result of the reduction in the size of the Board of Directors, Messrs. Jerome Shaw, James J. Groberg and Irwin B. Robins will not stand for re-election as directors. Ms. Theresa A. Havell has been nominated to serve as a Class II director.

         Unless otherwise directed, persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Lloyd Frank, Bruce G. Goodman, Steven A. Shaw and Mark N. Kaplan as Class I directors to serve until the 2006 Annual Meeting of Shareholders and Theresa A. Havell as a Class II director to serve until the 2005 Annual Meeting of Shareholders and, in each case, until his or her respective successor is elected and qualified (those persons are referred to in this Proxy Statement as the "nominees"). Each nominee has indicated his or her availability to serve as a director. In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors.

         A plurality of the votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee. Votes withheld will have no effect on the outcome of the election of directors.

BACKGROUND OF NOMINEES AND CONTINUING DIRECTORS

         NOMINEES
         (CLASS I)

         LLOYD FRANK, 78, has been a director of the Company since March 2000. Mr. Frank has been a partner in the law firm of Jenkens & Gilchrist Parker Chapin LLP (and its predecessor, Parker Chapin LLP) since January 1977. Mr. Frank is also a director of Park Electrochemical Corp. and DRYCLEAN USA, Inc.

         BRUCE G. GOODMAN, 55, has been a director of the Company since May 2000. He has been a partner of the law firm of Hinckley, Allen & Snyder LLP since April 1995.

         MARK N. KAPLAN, 74, has been a director of the Company since April 1991. Mr. Kaplan has been of counsel to the law firm of Skadden, Arps, Slate, Meagher & Flom LLP since 1999 and, from October 1979 until that time, was a partner in that firm. Mr. Kaplan is also a director of Grey Advertising Inc., DRS Technologies, Inc., Refac Technology Development Corporation, Autobytel Inc., American Biltrite, Inc. and Congoleum Corporation.

         STEVEN A. SHAW, 44, has been a Senior Vice President of the Company since November 2000 and a Vice President of the Company since April 1997. He has been employed by the Company in various capacities since November 1995. He has served as a director of the Company since August 1998.

         (CLASS II)

         THERESA A. HAVELL, 57, has been President and Chief Executive Officer of Havell Capital Management LLC (a money management company) since 1996.

         DIRECTORS WHOSE TERM OF OFFICE CONTINUES AFTER THE ANNUAL MEETING (CLASS II)

         WILLIAM SHAW, 79, a founder of the Company, has been President, Chairman of the Board and Chief Executive Officer of the Company since its formation and has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a director of the Company since its formation in 1957.

         WILLIAM H. TURNER, 64, has been a director of the Company since August 1998. He has been acting Dean at Stony Brook University School of Business since February 2004. He has also been the Senior Partner of Summus Ltd., a consulting firm, since October 2002. Mr. Turner was Chairman from September 1999 until his retirement in September 2002 and, from August 1997 to August 1999, was President, of PNC Bank, New Jersey. From October 1996 to July 1997, he was President and Chief Executive Officer of Franklin Electronic Publishers, Inc. (a designer and developer of hand-held electronic information products) and, from February 1991 to September 1996, he was Vice Chairman of The Chase Manhattan Bank and its predecessor, Chemical Banking Corporation. He is also a director of Standard Motor Products, Inc., Franklin Electronic Publishers, Inc. and New Jersey Resources Corp.

         William Shaw and Jerome Shaw are brothers. Steven A. Shaw is the son of Jerome Shaw. Bruce G. Goodman is the son-in-law of William Shaw. There are no other family relationships among the directors or executive officers of the Company. Messrs. William Shaw and Jerome Shaw are parties to employment agreements with the Company. See "Executive Remuneration - Employment and Termination Agreements."

CORPORATE GOVERNANCE

         The Company's business and affairs are managed and under the direction of the Board of Directors. Members of the Board of Directors are kept informed of the Company's business through discussions with the Company's Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The Company has an Audit Committee, and has recently established Compensation and Nominating/Corporate Governance Committees.

         The Board of Directors met 5 times during the past fiscal year. Each incumbent director attended at least 75% of the meetings of the Board of Directors and Committees on which he served which were held during the fiscal year.

         INDEPENDENT DIRECTORS; EXECUTIVE SESSIONS OF THE BOARD

         The Board of Directors has determined that Lloyd Frank, Theresa A. Havell, Mark N. Kaplan and William H. Turner meet the current independence requirements under the listing standards of the New York Stock Exchange. The Board of Directors made these determinations based primarily upon a review of the responses of directors to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with them.

         The Company intends to schedule regular executive sessions of the non-management directors. In accordance with the listing standards of the New York Stock Exchange, these sessions are intended to promote open discussion among non-management directors. Mark N. Kaplan has been chosen to preside at these sessions.

         SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Shareholders may communicate directly with the Board of Directors by sending communications to the Board of Directors, c/o Volt Information Sciences, Inc., 560 Lexington Avenue, New York, NY 10022.

         CODE OF BUSINESS CONDUCT AND CORPORATE GOVERNANCE GUIDELINES

         The Company has a code of ethics. It intends to adopt a revised code of business conduct and corporate governance guidelines prior to the Annual Meeting.

         COMPLIANCE WITH NEW YORK STOCK EXCHANGE CORPORATE GOVERNANCE GUIDELINES

         The Chief Executive Officer of the Company will certify to the New York Stock Exchange, on which the Company's Common Stock is listed, that, as of the date of his certification, he is unaware of any violation by the Company of the New York Stock Exchange's corporate governance listing standards.

         AUDIT COMMITTEE

         The Audit Committee presently consists of Lloyd Frank, Mark N. Kaplan and William H. Turner, each of whom meets the applicable independence requirements for audit committee members under the listing standards of the New York Stock Exchange. Following the Annual Meeting, the Audit Committee will consist of Theresa A. Havell, Mark N. Kaplan and William H. Turner, each of whom is expected to meet the current independence requirements for audit committee membership under the rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The Board of Directors has determined that Mark N. Kaplan is an "audit committee financial expert". This determination is based on Mr. Kaplan's relevant experience as a Chief Executive Officer of a public company and as Chairman of the Audit Committee of the New York City Board of Education. The Audit Committee provides assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the publicly distributed financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee adopted by the Board of Directors, which gives the Audit Committee sole authority to retain and dismiss the independent auditors, including pre-approval of all audit services, and periodic reviews of the performance and independence from management of the independent auditors, and grants the Audit Committee the authority to fulfill its obligations under Securities and Exchange Commission and New York Stock Exchange requirements. Mark N. Kaplan, Chairman of the Audit Committee, has been designated by the Audit Committee to approve non-audit services to be performed by the independent auditors. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below.

         The Audit Committee met 10 times during the past fiscal year.

         COMPENSATION COMMITTEE

         The Company's Compensation Committee will, following the Annual Meeting, consist of Lloyd Frank, Theresa A. Havell, Mark N. Kaplan and William
H. Turner, each of whom is expected to meet the independence requirements for compensation committee membership under the listing standards of the New York Stock Exchange.

         The Compensation Committee was established in 2003 and had one organization meeting, but will, as required by the Sarbanes-Oxley Act of 2002 and the listing rules of the New York Stock Exchange, initiate its activities prior to the Annual Meeting.

         NOMINATING/CORPORATE GOVERNANCE COMMITTEE

         The Company's Nominating/Corporate Governance Committee will, following the Annual Meeting, consist of Lloyd Frank, Theresa A. Havell, Mark N. Kaplan and William H. Turner, each of whom is expected to meet the independence requirements for Nominating/Corporate Governance Committee membership under the listing standards of the New York Stock Exchange. It has only recently been established and will initiate its activities prior to the Annual Meeting and will adopt policies consistent with the requirements of the New York Stock Exchange.

         The responsibilities of the Nominating/Corporate Governance Committee will include: identifying, evaluating and recommending to the Board prospective nominees for Director; reviewing the Company's corporate governance policies and making recommendations to the Board from time to time regarding matters of corporate governance; and reviewing the performance of the Board and its members.

         Stockholders may submit names of qualified candidates for director, along with detailed information on their backgrounds to the Company's Secretary for referral to the Nominating/Corporate Governance Committee.

AUDIT COMMITTEE REPORT

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent public auditors have the responsibility for the examination of the Company's annual financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended November 2, 2003, the Audit Committee:

         o Reviewed and discussed the audited financial statements for the fiscal year ended November 2, 2003 with management and Ernst & Young, the Company's independent auditors;

         o Discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         o Received the written disclosures and the letter from Ernst & Young regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed Ernst & Young's independence with Ernst & Young and considered whether the provision of non-audit services rendered by Ernst & Young was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see "Ratification of the Selection of Auditors").

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended November 2, 2003 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

                                        Respectfully,

                                        Lloyd Frank
                                        Mark N. Kaplan
                                        William H. Turner

                             EXECUTIVE REMUNERATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation during the fiscal years ended November 2, 2003 ("fiscal 2003"), November 3, 2002 ("fiscal 2002") and November 4, 2001 ("fiscal 2001") of the Company's Chief Executive Officer and each of the four other executive officers of the Company serving as executive officers of the Company at the end of fiscal 2003 who received the highest regular cash compensation during fiscal 2003 for services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                 ANNUAL COMPENSATION             SECURITIES
                                              -------------------------          UNDERLYING                ALL OTHER
PRINCIPAL POSITION                 YEAR        SALARY (1)       BONUS              OPTIONS              COMPENSATION (2)
------------------                 ----       ----------      ---------      --------------------       ----------------
William Shaw,                      2003         $413,462           --                 --                     $2,906
  President and                    2002          400,000           --                 --                      2,605
  Chief Executive Officer          2001          396,154           --                 --                      2,497

Jerome Shaw,                       2003          413,462           --                 --                      2,989
  Executive  Vice President        2002          400,000           --                 --                      2,605
                                   2001          396,154           --                 --                      2,497

James J. Groberg,                  2003          338,385           --                 --                       365
  Senior Vice President and        2002          330,000           --                 --                       203
  Chief Financial Officer          2001          330,000        $20,000               --                      1,851

Thomas Daley,                      2003          249,995         33,327 (3)        5,000                      2,651
  Senior Vice President            2002          249,995         22,586 (3)           --                      2,355
                                   2001          249,995         28,203 (3)           --                      2,269

Howard B. Weinreich,               2003          258,819           --              5,000                      2,583
  Senior Vice President and        2002          252,600             --               --                      2,655
  General Counsel                  2001          250,869          4,000            2,500                      2,527
----------------


(1) Includes compensation deferred under the Company's deferred compensation plan and under Section 401(k) of the Internal Revenue Code of 1986, as amended.
(2) Amounts in fiscal 2003 include (i) premiums under the Company's group life insurance policy ($729 for each of William Shaw and Jerome Shaw and $365 for each of James J. Groberg, Thomas Daley and Howard B. Weinreich) and
     (ii) the Company's contribution under the 401(k) Plan feature of the Savings Plan ($2,177 for William Shaw, $2,260 for Jerome Shaw; $2,286 for Thomas Daley; and $2,218 for Howard B. Weinreich).
(3) Based on combined pre-tax income of divisions for which Mr. Daley has management responsibility.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning options granted by the Company during fiscal 2003 to the Named Executive Officers:

                               INDIVIDUAL OPTIONS

                             NUMBER OF      PERCENT OF
                             SHARES         TOTAL OPTIONS                                               POTENTIAL
                             UNDERLYING     GRANTED TO         EXERCISE                        REALIZABLE VALUE AT ASSUMED
                             OPTIONS        EMPLOYEES IN       PRICE        EXPIRATION         ANNUAL RATES OF STOCK PRICE
                             GRANTED (1)    FISCAL YEAR (2)    PER SHARE    DATE            APPRECIATION FOR OPTION TERM (3)
                             ------------   ---------------    ---------    -------------   --------------------------------
                                                                                                 5%                10%
                                                                                               ------            -----
Steven A. Shaw                  10,000             26%         $10.67         03/09/13         $67,103           $170,052
Thomas Daley                     5,000             13%         $18.53         09/03/13         $58,267           $147,660
Howard B. Weinreich              5,000             13%         $10.67         03/09/13         $33,552           $85,026

----------------
(1) The option was granted under the Company's 1995 Non-Qualified Stock Option Plan at an exercise price equal to 100% of the market value of the Company's Common Stock on the date of grant, has a ten year term and vests in five equal annual installments, commencing one year after date of grant, subject to possible earlier termination at specified times following termination of employment, death or disability.
(2) The percentage reflects the percent of total options granted to all employees of the Company during fiscal 2003.
(3) These values are hypothetical values using assumed compound growth rates prescribed by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, in the market price of the Company's Common Stock.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth certain information concerning shares of Common Stock of the Company subject to unexercised options held at November 2, 2003 by the Named Executive Officers:

                               SHARES                        NUMBER OF SHARES
                               DEEMED                     UNDERLYING UNEXERCISED          VALUE OF IN-THE-MONEY
                              ACQUIRED       VALUE      OPTIONS AT FISCAL YEAR-END     OPTIONS AT FISCAL YEAR-END
NAME                        ON EXERCISE    REALIZED     (EXERCISABLE / UNEXERCISABLE) (EXERCISABLE / UNEXERCISABLE)
----                        -----------    --------     -------------- -------------- -----------------------------
William Shaw                    --             --               45,000 --                           -- / --
Jerome Shaw                     --             --               45,000 --                           -- / --
James J. Groberg                --             --               26,500 9,000                 $10,500 / $2,625
Thomas Daley                    --             --               15,250 6,000                        -- / --
Howard B. Weinreich             --             --               15,000 7,000                  $3,500 / $35,025

COMPENSATION OF DIRECTORS

         Each director of the Company who is not an officer or employee of the Company receives a director's fee at the annual rate of $40,000 and is also reimbursed for out-of-pocket expenses related to his services.

         Mark N. Kaplan holds an option to purchase 7,500 shares of the Company's Common Stock at an exercise price of $40.03 until January 25, 2008.

EMPLOYMENT AND TERMINATION AGREEMENTS

         The Company is a party to employment agreements dated as of May 1, 1987 with William Shaw and Jerome Shaw. These agreements, as amended, provide for the employment of each in his present executive capacity at an annual base salary which is presently $420,000 (subject to increases and additional compensation, including bonuses, from time to time, at the discretion of the Board of Directors). The employment term under each employment agreement continues until the April 30 which is five years next following the giving by either the Company or the executive of notice to terminate such employment. The agreements also provide for service thereafter for the remainder of the executive's life as a consultant to the Company for annual consulting fees equal to 75% for the first ten years of the consulting period, and 50% for the remainder of the consulting period, of his base salary as in effect immediately prior to the commencement of the consulting period. Upon the death of the executive, the Company will pay to his beneficiary a death benefit equal to three times his annual base salary at the date of death if his death shall have occurred while employed as an executive, 2.25 times his annual base salary at the end of his employment as an executive if his death shall have occurred during the first ten years of the consulting period or 1.5 times his annual base salary at the end of his employment as an executive if his death shall have occurred during the remainder of the consulting period. Each employment agreement permits the executive to accelerate the commencement of the consulting period if a "change in control", as defined in the agreements, of the Company shall occur or if the Company's office where the executive presently performs his principal services shall be relocated to a different geographical area.

         Under their employment agreements, William Shaw and Jerome Shaw are prohibited from engaging in any business competitive with the Company, competing with the Company for its customers or encouraging employees of the Company to leave their employment. These restrictions apply for the duration of the respective agreements and for one year thereafter if the executive's employment shall have been terminated by the Company "for cause," as defined in the agreement. William Shaw and Jerome Shaw will not be bound by these restrictions after a "change in control," as defined in the agreement, of the Company shall have occurred if, during their respective consulting periods, they shall elect to terminate their respective employment agreements and thereby relinquish any further payments or other benefits thereunder.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         To date, all decisions regarding the cash compensation of executive officers who are directors and, since August 1996, all decisions regarding the granting of stock options have been made by the entire Board of Directors. Accordingly, William Shaw, Jerome Shaw, James J. Groberg and Steven A. Shaw, executive officers and directors of the Company, as well as Irwin B. Robins (who ceased being an executive officer upon his retirement in June 2000, but who has remained a director of, and consultant to, the Company), participated in deliberations of the Company's Board of Directors concerning executive officer compensation during the year ended November 2, 2003, as did Mark N. Kaplan, Lloyd Frank, Bruce G. Goodman and William H. Turner, the remaining directors of the Company. Each executive officer who is also a director does not participate in deliberations as to his own compensation.

         During the Company's fiscal year ended November 3, 2003, Jenkens & Gilchrist Parker Chapin LLP, of which firm Lloyd Frank is a partner, provided legal services to the Company, and that firm has been retained to provide legal services to the Company during fiscal 2004.

         During the Company's fiscal year ended November 3, 2003, Hinckley, Allen & Snyder LLP, of which firm Bruce G. Goodman is a partner, provided legal services to the Company, and that firm has been retained to provide legal services to the Company during fiscal 2004.

         In June 2000, Irwin B. Robins retired as Senior Vice President and head of the Company's legal department. Mr. Robins continues to serve as a consultant to the Company handling certain legal and transactional matters as are mutually agreed upon. Mr. Robins receives compensation at an hourly rate agreed upon from time to time as services are provided to the Company. Stock options to purchase 25,000 shares of the Company's Common Stock held by Mr. Robins at the time of his retirement to purchase shares of the Company's Common Stock remain exercisable in accordance with their terms for the remainder of each option's ten-year term in the same manner as if Mr. Robins remained an employee provided Mr. Robins complies with the non-competition covenant contained in his stock option agreements. In consideration of the foregoing, Mr. Robins extended the term of the non-competition provision for a period of five years following the later of his cessation of service as a consultant or as a director, regardless of the reason for such cessation. During fiscal 2003, Mr. Robins was paid $16,500 for services rendered as a consultant to the Company and $40,000 for services rendered as a director.

         The Company rents to a corporation primarily owned by Steven A. Shaw, a Senior Vice President and Director of the Company, approximately 2,600 square feet of space in the Company's El Segundo, California facility, which the Company does not require for its own use, on a month-to-month basis at a rental of $1,750 per month, effective March 1, 2004. Based on the nature of the premises and a 2004 survey conducted for the Company, the Company believes the rent is the fair market rental for such space.

REPORT WITH RESPECT TO EXECUTIVE COMPENSATION DETERMINATIONS

         The following report with respect to the Company's compensation policies applicable to the determination of the compensation of the Company's executive officers for fiscal 2003 is presented by the Board of Directors.

         EXECUTIVE COMPENSATION. Compensation of executive officers is comprised of salary as a base compensation, bonuses as a means of short-term compensation and stock options to foster long-term incentive.

         All determinations as to the compensation of an executive officer who is also a member of the Board are made on an individual basis by the Board after consultation with senior management, although an executive officer who is also a member of the Board does not participate in the Board's determination of his own compensation. In making its decisions as to base salary, the Board gives effect to the executive's performance and responsibilities, inflationary trends, competitive market conditions and other subjective factors, without ascribing specific weights to these factors. Bonuses are based upon the Company's, a segment's or a division's performance, as well as the executive's overall performance, contribution toward the Company's profitability, meeting corporate objectives and, in certain instances, meeting specific corporate goals or completing specific programs or projects. The compensation (salary and bonuses) of executive officers who are not members of the Board is determined by senior management utilizing similar subjective criteria.

         The Company has utilized stock options as the primary method of providing long-term incentive compensation to key employees, including executive officers, of the Company and its subsidiaries. The Board believes that stock options foster the interest of key employees in seeking long-term growth for the Company, as well as linking their interests with the overall interest of shareholders. In determining when to grant options and the size of the award to any particular executive, the Board takes into consideration factors such as the executive's position, level of responsibility, value to the Company, objectives, accomplishments and performance, the incentive and objectives intended to be provided, when the last prior option was granted to the individual, the individual's other compensation and the recommendation of senior management. No one factor is given special weight, but decisions are made based on an overall assessment of each individual.

         CHIEF EXECUTIVE OFFICER COMPENSATION. The annual compensation of William Shaw, the Company's Chief Executive Officer, is fixed under the terms of his Employment Agreement with the Company (discussed under "Executive Remuneration -- Employment and Termination Agreements," above), subject to increases and additional compensation, including bonus, from time to time, at the discretion of the Board of Directors. In determining whether to increase Mr. Shaw's base salary or award bonuses or other additional compensation, the Board uses similar criteria as it does for other executive officers who are directors. The annual compensation of Mr. Shaw was increased by $20,000 during fiscal 2003.

         CERTAIN TAX LEGISLATION. Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)") precludes a public company from taking a federal income tax deduction for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers. Certain "performance based compensation" is excluded from the deduction limitation. All of the fiscal 2003 compensation of its executive officers is tax deductible. Options previously granted by the Board are not deemed "performance based compensation" under Section 162(m). Therefore, the difference between the market value of the Company's Common Stock underlying those stock options at the date of their exercise and the exercise price of the options will be taken into account in determining whether the $1,000,000 Section 162(m) limitation is exceeded.

                                           Respectfully,

  William Shaw                  Jerome Shaw                      Irwin B. Robins
  James J. Groberg              William H. Turner                Steven A. Shaw
  Mark N. Kaplan                Bruce G. Goodman                 Lloyd Frank


SHAREHOLDER RETURN PERFORMANCE GRAPH

         The Company's Common Stock has been listed on the New York Stock Exchange since May 7, 1997. The following graph compares the cumulative total shareholder return to holders of the Company's Common Stock with (a) the New York Stock Exchange Stock Market Index and (b) securities of companies traded on the New York Stock Exchange having market capitalizations that are within 5% of the market capitalization of the Company's Common Stock as at the end of the Company's latest fiscal year-end (this peer group has been historically selected by the Company because the Company has operated in five, four since the sale of Autologic, diverse business segments). The comparison assumes $100 was invested on November 1, 1998 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends (the Company paid no dividends during the periods):

                   [GRAPH OF SHAREHOLDER RETURN PERFORMANCE]

                                                       1998      1999       2000       2001       2002         2003
                                                       ----      ----       ----       ----       ----         ----
VOLT INFORMATION SCIENCES, INC.                        $100     $82.51     $90.86     $47.42     $56.19      $ 73.11
PEER GROUP INDEX                                       $100     $107.84    $137.27    $ 84.41   $ 75.72      $103.61
NEW YORK STOCK EXCHANGE INDEX                          $100     $116.02    $125.47    $104.77    $92.30      $112.36

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely upon a review of the copies of the reports furnished to the Company to date and representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended November 2, 2003 were timely filed.

                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors of the Company has, subject to shareholder ratification, selected Ernst & Young as the independent auditors to audit the Company's financial statements for the fiscal year ending October 31, 2004. Ernst & Young did not render consulting services to the Company during the Company's 2003 fiscal year.

AUDIT FEES

         Audit fees billed and expected to be billed by Ernst & Young for its audits of the annual financial statements of the Company and its subsidiaries for the years ended November 2, 2003 and November 3, 2002 and for its reviews of the financial statements included in Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for those years were $641,700 and $441,000, respectively.

AUDIT-RELATED

         The aggregate fees billed by Ernst & Young for assurance and related services that were reasonably related to the audit fees described under "Audit Fees" for the years ended November 2, 2003 and November 3, 2002 were $297,800 and $263,600, respectively. These assurance and related services included fees for audits of employee benefit plans and statutory audits.

TAX FEES

         The aggregate fees billed by Ernst & Young for tax compliance, tax advice and tax planning for the years ended November 2, 2003 and November 3, 2002 were $229,800 and $582,000, respectively.

ANTICIPATED ATTENDANCE BY ERNST & YOUNG AT THE ANNUAL MEETING

         Ernst & Young has indicated to the Company that it intends to have a representative present at the Annual Meeting who will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

REQUIRED VOTE

         A resolution will be submitted to shareholders at the Annual Meeting for the ratification of the Board of Director's selection of Ernst & Young as the independent auditors to audit the Company's financial statements for the fiscal year ending October 31, 2004. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy will be required to adopt this resolution. The Board of Directors recommends a vote "FOR" this resolution. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

         If the resolution selecting Ernst & Young LLP as independent public accountants is adopted by shareholders, the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's best interests. Any such future selection need not be submitted to a vote of shareholders.

                                  MISCELLANEOUS

COST OF SOLICITING PROXIES

         The cost of solicitation of Proxies, including the cost of reimbursing banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding Proxy soliciting material to beneficial owners of Common Stock, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telegraph or personal interviews.

INDEMNIFICATION INSURANCE

         New York law permits a corporation to purchase insurance covering a corporation's obligation to indemnify directors and officers and also covering directors and officers individually, subject to certain limitations, in instances in which they may not otherwise be indemnified by the corporation. In March 2003, the Company extended insurance policies from National Union Fire Insurance Company of Pittsburgh, PA, Federal Insurance Company and Continental Casualty Company covering reimbursement to the Company for any obligation it incurs as a result of indemnification of officers and directors and also covering indemnification for officers and directors individually in certain cases where additional exposure might exist. The policies originally expired March 8, 2004, but the expiration dates have been extended to May 1, 2004. The annual premium cost of the policies was $739,532. The Company is in the process of negotiating a renewal of these insurance policies.

SHAREHOLDER PROPOSALS

         From time to time shareholders may present for consideration at meetings of shareholders proposals which may be proper subjects for inclusion in the proxy statement and form of proxy distributed in connection with such meetings. In order to be so included, such proposals must be submitted in writing on a timely basis. Shareholder proposals intended to be included in the Company's proxy statement and form of proxy to be used in connection with the Company's 2005 Annual Meeting of Shareholders must be received by the Company by November 1, 2004. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 560 Lexington Avenue, New York, New York 10022-2928.

         The Company's by-laws, as amended, require shareholders who intend to nominate directors or propose business at any annual meeting to provide advance notice of such intended action, as well as certain additional information, to the Company. Such notice and information must be timely received by the Secretary of the Company at 560 Lexington Avenue, New York, New York 10022-2928 not less than 120 nor more than 150 days prior to the anniversary date of the notice of the annual meeting of shareholders held in the immediately preceding year. However, in the event the date of the annual meeting is changed by more than 30 days from the one year anniversary date of the date the annual meeting was held in such immediately preceding year and less than 130 days informal notice to shareholders or other public disclosure of the date of the annual meeting in the current year is given or made, advance notice of nominations or business proposed by a shareholder must be received by the Company not later than the close of business on the tenth calendar day following the date on which formal or informal notice or public disclosure of the date of the annual meeting is mailed or otherwise first publicly announced, whichever first occurs. Copies of the by-law provision are available upon request made to the Secretary of the Company.

                                              By Order of the Board of Directors

                                                    Jerome Shaw, Secretary

New York, New York
March 1, 2004


                                                           REVOCABLE PROXY
[X]PLEASE MARK VOTES                              VOLT INFORMATION SCIENCES, INC.
AS IN THIS EXAMPLE

Solicited On Behalf Of The Board Of Directors For Annual                                                            With-    For All
Meeting Of Shareholders Of Volt Information Sciences, Inc.        1. Election of Directors:                 For     hold     Except
The undersigned  hereby appoints WILLIAM SHAW, JEROME SHAW and  S    (a) The election of the following to   [   ]   [   ]    [   ]
HOWARD B. WEINREICH,  jointly and severally, Proxies with full       serve as Class I directors:
power of substitution, to vote on behalf of the undersigned at  A    Lloyd Frank        Bruce G. Goodman
the  Annual  Meeting  of  Shareholders  of  VOLT   INFORMATION       Mark N. Kaplan     Steven A. Shaw
SCIENCES,  INC.  to be  held  on  April 9,  2004,   and at any  V
adjournments or postponements  thereof,  as indicated upon the                                                      With-
following  matters as  described  in the Notice of Meeting and  I    (b) The election of the following to   For     hold
accompanying Proxy Statement related to such meeting,  receipt       serve as Class I directors:            [   ]   [   ]
of which is acknowledged,  and with  discretionary  power upon  N    Theresa A. Havell
such other business as may come before the meeting,  according to the number of votes and as fully as the  undersigned  would  G  INSTRUCTION: To withhold authority to vote for any individual
be entitled to vote if personally present, hereby revoking any     nominee, mark "For All Except" and write that nominee's name
prior Proxy or Proxies.                                         S  in the space provided below

                                                                   -----------------------------------------------------------------
                                                                P  2. The proposal to ratify the action of   For    Against  Abstain
                                                                      the Board of Directors in appointing   [   ]   [   ]    [   ]
                                                                L     Ernst & Young LLP as the Company's
                                                                      independent auditors for the fiscal
                                    -------------------------   A     year ending October 31, 2004.
  Please be sure to sign and date   |Date                    |
            this Proxy.             |                        |  N  This  Proxy  also  provides voting instructions to the trustee of
   ----------------------------------------------------------      the Volt Information Sciences, Inc. Savings Plan.
  |                                                          |
  |                                                          |     The Board of Directors recommends a vote for the election of each
  |                                                          |     nominee to serve as a director and for Proposal 2 set forth in
   --Shareholder sign above-----Co-holder(if any) sign above-      this Proxy.

                                                                   Each properly executed Proxy will be voted in accordance with the
                                                                   specifications  made  above.   If  no  specification is made, the
                                                                   shares  represented  by this Proxy will be voted FOR the election of all listed nominees and FOR Proposal 2.

                                                                       The Submission Of This Proxy, If Executed Properly,
                                                                                    Revokes All Prior Proxies.
------------------------------------------------------------------------------------------------------------------------------------
                               DETACH ABOVE CARD, SIGN DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED
                                                   VOLT INFORMATION SCIENCES, INC.

------------------------------------------------------------------------------------------------------------------------------------
NOTE:  Please sign your name or names exactly as set forth hereon.  For jointly owned shares,  each owner should sign. If signing as attorney,  executor,  administrator,  trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

                                                         PLEASE ACT PROMPTLY
                                               SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-----------------------------------------

-----------------------------------------

-----------------------------------------



                                                           REVOCABLE PROXY
[X]PLEASE MARK VOTES                               VOLT INFORMATION SCIENCES, INC.
AS IN THIS EXAMPLE


Solicited On Behalf Of The Board Of Directors For Annual                                                            With-    For All
Meeting Of Shareholders Of Volt Information Sciences, Inc.        1. Election of Directors:                 For     hold     Except
                                                                     (a) The election of the following to   [   ]   [   ]    [   ]
The undersigned  hereby appoints WILLIAM SHAW, JEROME SHAW and       serve as Class I directors:
HOWARD B. WEINREICH,  jointly and severally, Proxies with full       Lloyd Frank        Bruce G. Goodman
power of substitution, to vote on behalf of the undersigned at       Mark N. Kaplan     Steven A. Shaw
the  Annual  Meeting  of  Shareholders  of  VOLT   INFORMATION
SCIENCES,  INC.  to be  held  on  April  9, 2004,   and at any  C                                                   With-
adjournments or postponements  thereof,  as indicated upon the       (b) The election of the following to   For     hold
following  matters as  described  in the Notice of Meeting and  O    serve as Class I directors:            [   ]   [   ]
accompanying Proxy Statement related to such meeting,  receipt       Theresa A. Havell
of which is acknowledged,  and with  discretionary  power upon  M
such other business as may come before the meeting,  according     INSTRUCTION: To withhold authority to vote for any individual to the number of votes and as fully as the  undersigned  would  M  nominee, mark "For All Except" and write that nominee's name
be entitled to vote if personally present, hereby revoking any     in the space provided below
prior Proxy or Proxies.                                         O
                                                                   -----------------------------------------------------------------
                                                                N  2. The proposal to ratify the action of   For    Against  Abstain
                                                                      the Board of Directors in appointing   [   ]   [   ]    [   ]
                                                                      Ernst & Young LLP as the Company's
                                                                      independent auditors for the fiscal
                                                                      year ending October 31, 2004.

                                                                   This  Proxy  also  provides voting instructions to the trustee of the Volt Information Sciences, Inc. Savings Plan.

                                    ---------------------------    The Board of Directors recommends a vote for the election of each
  Please be sure to sign and date   |Date                      |   nominee to serve as a director and for Proposal 2 set forth in
            this Proxy.             |                          |   this Proxy.
   ------------------------------------------------------------
  |                                                            |   Each properly executed Proxy will be voted in accordance with the
  |                                                            |   specifications  made  above.   If  no  specification is made, the
  |                                                            |   shares  represented  by this Proxy will be voted FOR the election
   --Shareholder sign above-----Co-holder(if any) sign above---    of all listed nominess and FOR Proposal 2.

                                                                          THE SUBMISSION OF THIS PROXY, IF EXECUTED PROPERLY,
                                                                                        REVOKES ALL PRIOR PROXIES.
------------------------------------------------------------------------------------------------------------------------------------
                               DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED
                                                   VOLT INFORMATION SCIENCES, INC.


------------------------------------------------------------------------------------------------------------------------------------
NOTE:  Please sign your name or names exactly as set forth hereon.  For jointly owned shares,  each owner should sign. If signing as attorney,  executor,  administrator,  trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

                                                         PLEASE ACT PROMPTLY
                                               SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?


-----------------------------------------

-----------------------------------------

-----------------------------------------
